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                                                                   Exhibit 23.2









            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Amendment No.1 to Registration Statement No. 333-118990 of MAAX Corporation on Form F-4 of our report dated May 7, 2004 on the financial statements of Aker Plastics Company, Inc. and to the reference to us under the heading "Experts" in the prospectus.


                                /s/ Crowe Chizek and Company LLC





Elkhart, Indiana
December 9, 2004